LS Opportunity Fund Institutional Class Shares NASDAQ Symbol: LSOFX SUMMARY PROSPECTUS September 28, 2021

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://longshortadvisors.com/lsofx/. You can also get this information at no cost by calling (877) 336-6763 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated September 28, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective

LS Opportunity Fund (the “Fund”) seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Fee for Redemptions Paid by Wire	$15.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%
Distribution and Service (12b-1) Fees	None
Interest and Dividend Expenses	0.76%
Other Expenses	0.27%
Total Other Expenses	1.03%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	2.81%
Expenses Waived and/or Reimbursed[2]	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	2.74%

[1]	Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets shown in the Financial Highlights because the Financial Highlights exclude Acquired Fund Fees and Expenses.
[2]	The Fund’s advisor has entered into an amended expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2022, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the advisor and the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the advisor’s agreement to waive fees and/or reimburse Fund expenses is only reflected in the first year of the example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$277	$864	$1,478	$3,133
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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69.69% of the average value of its portfolio.

Principal Investment Strategies

The Fund will employ a research-driven, bottom-up stock selection process on both the long and short side whereby investment decisions are based upon extensive analysis of the business and financial fundamentals concerning particular companies and their industries, leading to an assessment of the companies’ investment value. The Fund seeks to capitalize on significant differences between the current market price of a company’s stock and its current or expected future investment value. The Fund’s approach is designed to seek capital growth during periods of rising or stable stock prices and capital preservation during periods of declining stock prices.

In implementing its strategies, the Fund generally intends to take positions in equity securities, including common and preferred stocks and securities convertible into equity securities, and in other investment companies. The Fund may also hold positions in foreign securities. The Fund will take long positions and sell securities short to implement its strategies. When the Fund takes a long position with respect to a particular security, the Fund purchases a security with the expectation that the price of the security will appreciate in the future. When the Fund sells securities short, the Fund takes a position with respect to that security that reflects its expectation that the price of the security will decline in the future. The Fund may, at times, focus its investments in companies in the financial services industry. The Fund may also invest in the securities of small to mid-sized companies. Prospector Partners, LLC, the Fund’s sub-advisor (the “Sub-Advisor”), considers small to mid-sized companies those whose market capitalization is between $100 million and $15 billion at the time of purchase.

On the long side, the Fund invests primarily in equity and equity-related securities of companies whose fundamentals (such as growth prospects and appropriate capital) combined with attractive valuations, indicate significant upside opportunity relative to downside risk. Particular emphasis is given to analyzing company balance sheets, including reconciling a “GAAP” net worth to an intrinsic value or private market value. Downside risk is determined through extensive proprietary modeling of the company’s financial statements. The assessment of upside opportunity includes a focus on companies that are able to generate excess cash that is being used or can be used to enhance shareholder value; companies with good franchises that are undergoing significant positive change; and companies that are valued in the public markets at a significant discount to their value in a potential private transaction. On the short side, the Fund takes positions primarily in equity and equity-related securities of companies with weak or deteriorating fundamentals, which, combined with unattractive valuations, indicate significant downside risk. The Fund will be managed with a long-term orientation. The objective on the long side of the portfolio is to generally hold core positions for more than one year. On the short side of the portfolio, holding periods are generally expected to be less than a year.

In addition, the Fund plans to use short positions in a “pair-traded” format (i.e., a strategy that matches a long position with a short position in two or more stocks in the same sector) to exploit valuation anomalies and dampen portfolio volatility. The Fund intends to use a traditional “long/short” hedging strategy. A traditional “long/short” hedging strategy utilizes both long positions and short positions as the primary driver of returns while simultaneously attempting to reduce portfolio volatility.

The Fund may also engage in options and futures transactions, which are sometimes referred to as derivative transactions, for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. The derivative securities that the Fund may purchase or sell (write) include exchange-traded put or call options on stocks or stock indices. A put option gives the owner of the put the right to sell a security and a call option gives the owner of the call the right to buy a security. The Fund also may purchase or sell (write) index futures contracts or options on index futures contracts on a temporary basis in lieu of investing in equity securities. A futures contract is a contract to buy or sell a specified amount of another security at a particular price on a particular future date.

The Fund may reduce or eliminate a position if the Sub-Advisor believes the position (i) has reached an intrinsic value that reflects its current market value, (ii) has been revalued as new research uncovers challenges to assumptions underlying the investment case, or (iii) through the displacement in the portfolio by a better idea.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

Stock Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Pandemic Risk: The global outbreak of the COVID-19 virus and the resulting governmental responses to address the pandemic have disrupted global economic markets and contributed to significant volatility in certain markets, and the economic impact, duration and spread of the COVID-19 pandemic remains uncertain at this time. The performance of the Fund may be impacted by COVID-19, which may in turn impact the value of your investment.

Stock Selection Risk: The stocks in the Fund’s portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Management Risk: Fund management's skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.

Short Sales Risk: The Fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.

Sector Risk: The Fund may focus its investments within a particular group of industries. If that is the case, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. From time to time, the Fund may focus its investments in the financial services industry. Because of this focus, the performance of the Fund may be tied closely to and affected by developments in the financial services group of industries, such as the possibility that government regulation will negatively impact companies involved in the financial services group of industries. Financial services companies can be influenced by adverse effects of volatile interest rates and other factors. The Fund may incur a loss on an investment in the securities issued by these institutions.

Value Investing Risk: There is a risk that value securities may not increase in price as anticipated by the Sub-Advisor, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Sub-Advisor believes will increase a security’s market value do not occur.

Foreign Securities Risk: There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Certain foreign markets may not be as developed or efficient as those in the United States, and there may be less government supervision and regulation of foreign securities exchanges, brokers and listed issuers than in the United States. Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values.

Smaller and Mid-Sized Companies Risk: There is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

Derivatives Risk: Derivatives are investments the value of which is “derived” from the value of an underlying asset (including an underlying security), reference rate or index. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the Fund’s portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Options Risk: The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying asset as well as changes in interest rates, dividends and market volatility. Writing index call options and index call spreads provides the opportunity for adding total return to the Fund through the collection of call premiums. Writing index call options and index call spreads may also limit the opportunity of the Fund to profit from an increase in the market value of the portfolio in exchange for the premium received at the time of selling the options or spreads. The Fund also risks losing all or part of the cash paid for purchasing index put options and index put spreads. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of options, resulting in an increased exposure to a market decline.

Futures Contract Risk: The successful use of futures contracts depends upon the Sub-Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Investment Company Securities Risk: The Fund will incur higher and duplicative expenses when it invests in mutual funds, exchange-traded funds ("ETFs"), and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. Some of the underlying funds in which the Fund may invest directly or indirectly invest in physical commodities, such as gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations. The Fund, through its investments in underlying funds, will be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall.

Cybersecurity Risk: The Fund and its service providers may be subject, directly or indirectly, to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by any government agency.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns for the one-year, five-year, and since inception periods compare over time to those of a broad-based securities market index as well as a secondary benchmark. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Fund is no guarantee of how it will perform in the future.

Annual Total Return (years ended December 31st)

During the period shown in the bar chart, the highest return for a quarter was 9.91% during the quarter ended September 30, 2013 and the lowest return for a quarter was (13.10%) during the quarter ended March 31, 2020. The year to date return as of June 30, 2021 was 8.50%.

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Average Annual Total Returns for the periods ending December 31, 2020

LS Opportunity Fund	1 Year	5 Year	10 Years
Return Before Taxes	4.35%	7.75%	5.72%
Return After Taxes on Distributions	4.03%	7.30%	5.11%
Return After Taxes on Distributions and Sale of Fund Shares	2.80%	6.06%	4.41%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses, or taxes)	4.60%	2.92%	0.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 336-6763.

Portfolio Management

Investment Advisor – Long Short Advisors, LLC (the “Advisor”) is the investment manager of the Fund.

Investment Sub-Advisor – Prospector Partners, LLC (the “Sub-Advisor”) is the sub-advisor of the Fund.

Portfolio Managers –

•	John D. Gillespie, Co-Portfolio Manager of the Fund since May, 2015.
•	Kevin R. O’Brien, Co-Portfolio Manager of the Fund since May, 2015.
•	Jason A. Kish, Co-Portfolio Manager of the Fund since May, 2015.
•	Steven R. Labbe, Co-Portfolio Manager of the Fund since July, 2020.

Buying and Selling Fund Shares

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may buy shares of the Fund with an initial investment of $5,000. Additional investments may be made for as little as $100.

You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s transfer agent by calling (877) 336-6763, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to LS Opportunity Fund, Valued Advisers Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-advantaged account may be subject to taxation at ordinary income tax rates when withdrawn from such an account.

Financial Intermediary Compensation

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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